UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008 (March 27, 2008)

Commission File Number	Exact name of registrant as specified in its charter	IRS Employer Identification No.
1-12869	CONSTELLATION ENERGY GROUP, INC.	52-1964611

1-1910	BALTIMORE GAS AND ELECTRIC COMPANY	52-0280210

MARYLAND
(State of Incorporation of both registrants)

750 E. PRATT STREET BALTIMORE, MARYLAND	21202
(Address of principal executive offices)	(Zip Code)

410-783-2800

(Registrants’ telephone number, including area code)

Not Applicable

 (Former name, former addressand former fiscal year, if changed since last report)

                Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On March 27, 2008, Constellation Energy Group, Inc. (“Constellation Energy”), Baltimore Gas and Electric Company and a Constellation Energy affiliate entered into a Settlement Agreement with the State of Maryland, the Public Service Commission of Maryland and certain State of Maryland officials to resolve pending litigation and other disputed matters.

A copy of the Settlement Agreement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits

(c)           Exhibits

Exhibit No.	Description

99.1	Settlement Agreement dated March 27, 2008.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934 the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

CONSTELLATION ENERGY GROUP, INC.
(Registrant)

Date:	March 28, 2008	/s/ Charles A. Berardesco
Charles A. Berardesco
Vice President, Deputy General Counsel, Chief
Compliance Officer and Corporate Secretary

BALTIMORE GAS AND ELECTRIC COMPANY
(Registrant)

Date:	March 28, 2008	/s/ Charles A. Berardesco
Charles A. Berardesco
Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Settlement Agreement dated March 27, 2008.